                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                          U.S. OFFICE PRODUCTS COMPANY
                       PURSUANT TO ITS OFFER TO PURCHASE
                               DATED MAY 4, 1998

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON MONDAY, JUNE 1, 1998, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, DEPOSITARY

                BY MAIL:                             BY OVERNIGHT COURIER:

 First Chicago Trust Company of New York    First Chicago Trust Company of New York
           Tenders & Exchanges                        Tenders & Exchanges
              P.O. Box 2569                        14 Wall Street, 8th Floor
               Suite 4660                                 Suite 4680
   Jersey City, New Jersey 07303-2569              New York, New York 10005

                                    BY HAND:
                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                        c/o The Depository Trust Company
                            55 Water Street DTC TAD
                        Vietnam Veterans Memorial Plaza
                            New York, New York 10041

            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS
             SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Letter of Transmittal is to be used only if certificates are to be forwarded herewith, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase.

    OPTION SHARES. Holders of unexercised options granted under the Company's option plans may not use this Letter of Transmittal to direct the tender of Option Shares (as defined in the Offer to Purchase). Such option holders must follow the instructions set forth in the materials on green paper and must use the "Notice of Instructions (Options)" sent to them separately.

    ESPP SHARES. Participants in the U.S. Office Products Company Employee Stock Purchase Plan may not use this Letter of Transmittal to direct the tender of Shares held through such plan. Such participants must follow the instructions set forth in the materials on gold paper and must use the "Tender Instruction Form for Shares in the U.S. Office Products Company Employee Stock Purchase Plan" sent to them separately. American Stock Transfer & Trust Company, the agent for the plan, will submit this Letter of Transmittal on behalf of tendering plan participants.

    PLEDGED SHARES. Holders of Pledged Shares (as defined in the Offer to Purchase) may not use this Letter of Transmittal to direct the tender of Pledged Shares. Such holders must follow the instructions set forth in the materials on purple paper and must use the "Notice of Instructions, Power of Attorney and Agreement (Pledged Shares)" sent to them separately. First Chicago Trust Company of New York, as agent for holders of Pledged Shares, will submit this Letter of Transmittal on behalf of holders tendering Pledged Shares.

    If a holder owns Shares, in addition to any Option Shares, ESPP Shares and/or Pledged Shares, that he or she desires to tender, such holder must submit both this Letter of Transmittal and the applicable Notice of Instructions.

    Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who are unable to comply with the procedures for book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

    Stockholders tendering Shares OTHER THAN Option Shares, ESPP Shares and Pledged Shares should complete the following chart:

 -------------------------------------------------------------------------------------------
                               DESCRIPTION OF SHARES TENDERED
 -------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED
                  HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
                APPEAR(S) ON                                  SHARES TENDERED
            SHARE CERTIFICATE(S))                  (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------

                                                                TOTAL NUMBER
                                                                     OF
                                                                   SHARES        NUMBER OF
                                                CERTIFICATE    REPRESENTED BY      SHARES
                                                 NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
-------------------------------------------------------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------

                                                --------------------------------------------
                                                Total Shares
-------------------------------------------------------------------------------------------

  Indicate in this box order (by certificate number) in which Shares are to be purchased in event of proration. (Attach additional signed list if necessary):*** See Instruction 8.
      1st: ______;  2nd: ______;  3rd: ______;  4th: ______;  5th: ______;  6th:
______

  * Need not be completed by stockholders tendering by book-entry transfer through DTC.

 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

*** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution______________________________________________
     DTC Account No.____________________________________________________________
     Transaction Code No._______________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:
    Name of Tendering Stockholder(s)____________________________________________
    Date of Execution of Notice of Guaranteed Delivery__________________________
                       If delivery is by book-entry transfer:

                            Name of Tendering Institution
     DTC Account No.____________________________________________________________
    Transaction Code No.________________________________________________________

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 5)

/ / CHECK HERE IF TENDER OF SHARES IS CONDITIONED ON THE COMPANY PURCHASING ALL OR A MINIMUM NUMBER OF TENDERED SHARES, AND COMPLETE THE FOLLOWING:
     Minimum Number of Shares to be Sold________________________________________

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to U.S. Office Products Company, a Delaware corporation (the "Company"), the shares of common stock, $.001 par value per share (the "Shares") described above, pursuant to the Company's offer to purchase 37,037,037 Shares at a price of $27 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 4, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"). The 37,037,037 Shares includes Shares that may be tendered upon exercise of outstanding stock options with an exercise price of less than $27 per Share under the Company's stock option plans ("Option Shares"), as described in the Offer to Purchase. Unless otherwise noted, the term Shares includes Option Shares.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has a net long position in Shares at least equal to the Shares being tendered and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and has read, understands and agrees with all of the terms of the Offer.

    The undersigned understands that, upon the terms and subject to the conditions of the Offer (including the provisions related to proration), the Company will pay $27 per Share for Shares validly tendered, not withdrawn and accepted in the Offer. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company does not accept for payment any of the Shares so tendered. The undersigned also recognizes that shares of the Spin-Off Companies distributed in the Distributions (as defined in the Offer to Purchase) will be distributed to the person designated to receive certificates in the "Special Payment Instructions."

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   SPECIAL PAYMENT INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)    (SEE INSTRUCTIONS 1, 4, 6, 7 AND 9)
To be completed ONLY if the check      To be completed ONLY if the check
for the purchase price of Shares       for the purchase price of Shares
purchased or certificates for          purchased or certificates for
Shares not tendered or not             Shares not tendered or not
purchased are to be issued in the      purchased are to be mailed to
name of someone other than the         someone other than the undersigned
undersigned.                           or to the undersigned at an address
Issue/ / check                         other than that shown below the
/ / certificates to:                   undersigned's signature(s).
Name(s)............................    Deliver/ / check
          (PLEASE PRINT)               / / certificates to:
 ...................................    Name...............................
Address............................              (PLEASE PRINT)
 ...................................    ...................................
                         (ZIP CODE)    Address............................
 ...................................    ...................................
   (TAXPAYER IDENTIFICATION NO.)                                (ZIP CODE)

                                 SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

     .................................................................
     .................................................................
                         SIGNATURE(S) OF OWNER(S)
     Name(s)..........................................................
                              (PLEASE PRINT)
     .................................................................
     Capacity (full title)............................................
     Address..........................................................
     .................................................................
     .................................................................
                                                            (ZIP CODE)
     Daytime Telephone Number.........................................
     Dated............................................................
     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)
                  GUARANTEE OF SIGNATURE(S), IF REQUIRED
                        (SEE INSTRUCTIONS 1 AND 6)
     Name of Firm.....................................................
     Authorized Signature.............................................
     Dated............................................................

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

                             PAYER'S NAME [                 ]
 SUBSTITUTE                   Part 1-- PLEASE PROVIDE YOUR TIN IN    Social Security Number
                              THE
                              BOX AT RIGHT AND CERTIFY BY SIGNING            or
                              AND DATING BELOW                    Employer Identification
 FORM W-9                                                                 Number
 DEPARTMENT OF THE TREASURY   Part 2--Certification-Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct taxpayer
 INTERNAL REVENUE SERVICE     identification number
                              (or I am waiting for a number to be issued to me) and
 PAYER'S REQUEST FOR          (2) I am not subject to backup withholding because: (a) I am exempt from backup
 TAXPAYER IDENTIFICATION      withholding, or (b) I have not been notified by the Internal
                              Revenue Service
                              (IRS) that I am subject to backup withholding as a result of
 NUMBER "TIN"                 a failure to report all interest or dividends, or (c) the
                              IRS has notified me that I am no longer subject to backup
                                 withholding.
                              CERTIFICATION INSTRUCTIONS--You must cross out Item (2)
                              above if you have been notified by the IRS that you are
                                 currently subject to backup withholding because of under
                                 reporting interest or dividends on your tax return.
                              SIGNATURE:                             Part 3

                                                                    Awaiting TIN  / /

                              DATE:

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31
      PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                     CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.
Signature ______________________________________________________________________
Date ___________________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be used if certificates are to be forward herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. For a stockholder to validly tender Shares, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Unless extended, the Expiration Date is 12:00 Midnight, New York City time, on Monday, June 1, 1998.

    Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary by the Expiration Date, and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, and must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

    No alternative or contingent tenders will be accepted, except for conditional tenders as indicated under Instruction 5, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificates delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. CONDITIONAL TENDERS. As described in the Offer to Purchase, stockholders may condition their tender of Shares on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company purchases less than all Shares tendered before the Expiration Date and not withdrawn, any Shares tendered pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are all the Shares held by the person tendering and the Conditionally Tendered Shares are subsequently selected by lot for purchase subject to Section 1 of the Offer to Purchase. All tendered Shares shall be deemed unconditionally tendered unless the Conditional Tender section is completed. The Conditional Tender alternative is made available so that stockholders may assure that any gain that they realize will be capital gain rather than ordinary income for U.S. federal income tax purposes. It is the stockholder's responsibility to calculate the minimum number of Shares that must be tendered to assure capital gain treatment, and each stockholder is urged to consult his or her own tax advisor.

    6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates of such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

    7. STOCK TRANSFER TAXES. Except as provided in this Instruction, the Company will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 12 of the Offer to Purchase.

    9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    10. U.S. FEDERAL INCOME TAX WITHHOLDING. Under U.S. federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain U.S. stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering U.S. stockholder must provide the Depositary with such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth above. In general, if a stockholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder pursuant to the Offer may be subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For this purpose, a U.S. stockholder is (i) a citizen or resident of the United States,
(ii) a corporation, partnership or other entity created or organized in or under the law of the United States or any political subdivision thereof (other than any partnership treated as foreign under Treasury regulations), (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust with respect to the administration of which a court within the United States is able to exercise primary supervision and one or more United States persons have the authority to control all substantial decisions of the trust. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

    NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF THE AMOUNT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Unless the Depositary determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable, the Company will be required to withhold U.S. federal income tax at a rate of 30% from such gross proceeds paid to a non-U.S. stockholder or his agent. For this purpose, a non-U.S. stockholder is any stockholder that is not
(i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the law of the United States or any political subdivision thereof (other than any partnership treated as foreign under Treasury regulations), (iii) any estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust with respect to the administration of which a court within the United States is able to exercise primary supervision and one or more United States persons have the authority to control all substantial decisions of the trust. The Depositary will determine the applicable rate of withholding by reference to a stockholder's address and any IRS Form 1001 submitted to the Depositary, unless facts and circumstances indicate such reliance is not warranted or if applicable law (for example, an applicable tax treaty or Treasury regulations thereunder) requires some other method for determining a stockholder's residence. A non-U.S. stockholder may be eligible to file for a refund of such tax or a portion of such tax if such stockholder meets the "complete redemption", "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in the Offer to Purchase under "U.S. Federal Income Tax Considerations" or if such stockholder is entitled to a reduced rate of withholding pursuant to a treaty and the Depositary withheld at a higher rate. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a non-U.S. stockholder must deliver to the Depositary a properly executed IRS Form 4224 claiming such exemption. Such Forms can be obtained from the Depositary. Non-U.S. stockholders are urged to consult their own tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure. Because non-U.S. stockholders are subject to U.S. federal income tax withholding, they will not be subject to U.S. federal income tax backup withholding.

    11. IRREGULARITIES. All questions as to the number of Shares accepted, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent and the Dealer Manager at their respective addresses and telephone numbers set forth below.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue
                               New York, NY 10010
                          Call Collect (212) 929-5550

                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated

                                 1585 Broadway
                            New York, New York 10036
                          Call Collect (212) 761-5722
                                       or
                    Call Toll Free (800) 223-2440 ext. 5722

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